UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):			January 13, 2023

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware		001-38214	31-1236686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR	GLEN ALLEN	VA	23060
(Address of principal executive offices)			(Zip code)

	(804)	273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Michelle O. Mosier has resigned as Senior Vice President, Chief Financial Officer and Treasurer of Hamilton Beach Brands Holding Company (the “Company”), effective January 13, 2023.

On January 13, 2023, the Board of Directors of the Company appointed Linda Woermer, Senior Director, Controller of the Company’s principal operating subsidiary, Hamilton Beach Brands, Inc. (“HBB”), as principal financial officer and principal accounting officer of the Company on an interim basis effective as of Ms. Mosier’s departure. Ms. Woermer will hold such positions until a permanent replacement is identified. Ms. Woermer, age 62, has served as Senior Director, Controller of HBB from April 2020 to the present. From April 2019 to March 2020, she served as Director of Fahrenheit Advisors, LLC, in which capacity she provided consulting services to HBB from October 2019 to March 2020. From September 2017 to March 2019, she served as Senior Manager of Financial Planning and Analysis, Global Commercial Operations of Indivior, Inc.

In connection with her appointment as the Company’s interim principal financial officer and principal accounting officer, Ms. Woermer is not expected to receive any additional compensation or enter into any new compensatory arrangements. There are no arrangements or understandings between Ms. Woermer and any other persons pursuant to which she was selected as interim principal financial officer and principal accounting officer. There are no family relationships between Ms. Woermer and any director or executive officer of the Company, and there are no related party transactions between the Company and Ms. Woermer that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2023		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Lawrence K. Workman, Jr.
		Name:	Lawrence K. Workman, Jr.
		Title:	Senior Vice President, General Counsel and Secretary